                                                                   EXHIBIT 25(a)
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

[ ]  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
     SECTION 305(B)(2)

                              -------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                                   41-1973763
                       I.R.S. EMPLOYER IDENTIFICATION NO.

     300 EAST DELAWARE AVENUE, 8TH FLOOR
             WILMINGTON, DELAWARE                                  19809
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                               IGNAZIO TAMBURELLO
                      U.S. BANK TRUST NATIONAL ASSOCIATION
                          100 WALL STREET, SUITE 1600
                               NEW YORK, NY 10005
                            TELEPHONE (212) 361-2535
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                              -------------------

                      AMERICAN EXPRESS CREDIT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                                      11-1988350
       (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NO.)

              ONE CHRISTINA CENTRE
            301 NORTH WALNUT STREET
              WILMINGTON, DELAWARE                               19801-2919
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

                                DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

________________________________________________________________________________

                                    FORM T-1

ITEM 1. GENERAL INFORMATION.

    Furnish the following information as to the Trustee.

        (a) Name and address of each examining or supervising authority to which it is subject.

             Comptroller of the Currency
             Washington, D.C.

        (b) Whether it is authorized to exercise corporate trust powers.

             Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR.

    If the obligor is an affiliate of the Trustee, describe each such affiliation.

    None

ITEMS 3-15

    Not applicable because, to the best of Trustee's knowledge, the Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under the indenture to be qualified.

ITEM 16. LIST OF EXHIBITS:

    List below all exhibits filed as a part of this statement of eligibility and qualification.

    1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

    2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

    3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

    4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

    5. Not applicable.

    6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

    7. Report of Condition of the Trustee as of September 30, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

    8. Not applicable.

    9. Not applicable.

                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 3rd day of January, 2003.

                                          U.S. BANK TRUST NATIONAL ASSOCIATION

                                          By:     /S/ IGNAZIO TAMBURELLO
                                              -------------------------------
                                                     Ignazio Tamburello
                                                  Assistant Vice President

                                                                       EXHIBIT 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 9/30/2002
                                    ($000'S)

                                                              9/30/2002
                                                              ---------
ASSETS
    Cash and Due From Depository Institutions...............  $ 75,798
    Fixed Assets............................................       715
    Intangible Assets.......................................    44,707
    Other Assets............................................    14,804
                                                              --------
        TOTAL ASSETS........................................  $135,304

LIABILITIES
    Other Liabilities.......................................  $ 10,744
                                                              --------
    TOTAL LIABILITIES.......................................  $ 10,744

EQUITY
    Common and Preferred Stock..............................  $  1,000
    Surplus.................................................   125,932
    Undivided Profits.......................................    (2,372)
                                                              --------
        TOTAL EQUITY CAPITAL................................  $124,560

TOTAL LIABILITIES AND EQUITY CAPITAL........................  $135,304

    To the best of the undersigned's determination, as of this date the above financial information is true and correct.

                                          U.S. BANK TRUST NATIONAL ASSOCIATION

                                          By      /S/ IGNAZIO TAMBURELLO
                                              -------------------------------
                                                  Assistant Vice President

Date: January 3, 2003